                                                                      Exhibit 23


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in this Annual Report (Form 10-K) of AFG Investment Trust B of our report dated March 30, 2000, included in the 1999 Annual Report to the Participants of AFG Investment Trust B.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 30, 2000